EXHIBIT 10.18


                                 AMENDMENT FOUR
                                     TO THE
                            MANAGED NETWORK AGREEMENT
                                     BETWEEN
                       SPRINT COMMUNICATIONS COMPANY, L.P.
                                       AND
                               BRIDGE DATA COMPANY

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

The Managed Network Agreement ("Agreement") between Sprint Communications Company, L.P. ("Sprint") and Bridge Data Company ("Bridge"), having an effective date of March 1, 1995, as amended, is hereby further amended as set forth below.

WHEREAS, Sprint and Bridge have previously entered into an Agreement for the provision of managed network services; and

WHEREAS, Bridge now desires to perform the management services currently performed by Sprint under the Agreement, and Sprint agrees to allow Bridge to do so; and

WHEREAS, Bridge desires to purchase Asynchronous Transfer Mode ("ATM") services from Sprint, and Sprint desires to provide ATM services to Bridge.

NOW THEREFORE, the parties mutually agree to amend the Agreement as follows:

1. Section 2. Contract Documents and Definitions. Delete the definition of "Products and Services" and replace with the following definition:

"Products and Services" means the equipment, facilities, programming, software and related services provided by Sprint to Bridge hereunder. The Products and Services include Sprint Frame Relay service and/or Sprint ATM service, but do not include special access lines that may be used by Bridge in connection with the Products and Services.

2. Section 9. Minimum Commitment. Delete the words "and management" from the second sentence of the second paragraph.

3. Section 10. Acceptance. Delete the second sentence of paragraph (a) and replace with the following sentence:

                  "If test results show that Products and/or Services are performing in accordance with the Performance Specifications, Bridge shall accept the Product or Service at an Installation Site immediately unless the Installation Site


Bridge/Sprint Confidential               -1-                             6/26/96
                  is an order type "Conversion," in which case Bridge shall have twenty-one (21) days from receipt of Sprint's test results to accept the Products and Services."

3. Section 16(b) Provision of Products and Services. Delete the words "and manage" from the first sentence.

4. Attachment A (Scope of Work). Attachment A is superseded in its entirety by the revised Attachment A (Scope of Work) which is hereby incorporated into the Agreement.

5. Attachment B (Pricing). Attachment B is superseded in its entirety by the revised Attachment B (Pricing) which is hereby incorporated into the Agreement.

6. Bridge has agreed to buy out the maintenance contract from Telebit that Sprint has prepaid as follows:


                  Distribution          Annual Price   Months Remaining        Total

Equipment        Site         Qty
    NB40        Chicago         1       $    539.33           8              $   359.55

    NB40        New York        2       $   1078.66           8              $   719.11

    NB40        Kansas          1       $    539.33           8              $   359.55

    NB40        Boston          1       $    539.33           8              $   359.55

    NB40        Rialto          1       $    539.33           8              $   359.55

    NB40        Oroville        1       $    539.33           8              $   359.55

         Total Amount owed to Sprint for maintenance buyout:  $2,516.86

7. All other terms and conditions of the Agreement shall remain in full force and effect, except as expressly stated herein.

IN WITNESS WHEREOF, the parties have executed this Amendment Four as of the date of the last signature below.

Bridge/Sprint Confidential               -2-                             6/26/96

SPRINT COMMUNICATIONS CO., L.P.                BRIDGE DATA COMPANY

/s/ George Putney                               /s/ Robert McCormick
------------------------------                  ---------------------------
Signature                                       Signature


George Putney                                   Robert McCormick
------------------------------                  ---------------------------
Printed Name                                    Printed Name


Branch Manager                                  Executive Vice President
------------------------------                  ---------------------------
Title                                           Title


7/29/94                                         7/22/96
------------------------------                  ---------------------------
Date                                            Date



Bridge/Sprint Confidential               -3-                             6/26/96

                                  ATTACHMENT A

                                  SCOPE OF WORK

SECTION 1.  INTRODUCTION

1.1      SCOPE

         This Attachment describes the technical functionality and topology of the domestic telecommunications requirements of Bridge. The
         Sprint-supplied Products and Services will provide network transport for the Bridge network.

1.2      OVERVIEW

         Sprint will provide Bridge with frame relay wide area network (WAN) transport for it's router-based network as well as installation and next day swap-out maintenance. All other functions previously provided by Sprint will be delegated to and provided by Bridge. These functions include router configuration, router monitoring, and router management including troubleshooting and resolution of all software related anomalies.

         Further, Bridge shall undertake all transport management, including, but not limited to WAN access facility sizing at customer sites, distribution sites and St. Louis data centers, density of PVCs per hardware port on routers and switches, and the number of WAN ports and associated access facilities required at customer sites, distribution sites and St. Louis data centers. Bridge shall also order and manage dial backup functionality including equipment and analog telco lines at distribution sites. Sprint will mange the ordering of analog telco lines at the client sites at time of initial installation. Sprint will provide maintenance on associated hardware at client sites only. All dedicated circuits will be ordered through Sprint.

1.3      SPRINT'S SOLUTION

         Sprint will provide all WAN transport consisting of dedicated access from Bridge customer sites, distribution sites and St. Louis data centers. Additionally, Sprint will provide installation and hardware swap-out maintenance of routers, modems and DSUs at customer sites. Sprint will also install Bridge servers at client sites. Maintenance of the servers will be provided by Bridge.

--------------------------------------------------------------------------------
Amendment 4                           A-1                                6/26/96

SECTION 2.  NETWORK OVERVIEW

2.1      NETWORK DESIGN OVERVIEW

         The network design for the Bridge network is summarized in Figure 2-1.

         [GRAPHIC OMITTED]

2.2      NETWORK NOTES

         The following list of assumptions and design  considerations  have been
         utilized  on  the  Bridge  Information   network  design  and  includes
         associated Sprint and Bridge responsibilities.

         o Bridge will provide WAN bandwidth management for all network facilities. This includes remote customer sites, distribution sites, and the St. Louis data centers. Bandwidth management includes but is not limited to determination of appropriate channel sizes at all customer, distribution

--------------------------------------------------------------------------------
Amendment 4                           A-2                                6/26/96
                  and data center sites, numbers of channels, PVCs per channel, PVCs per port on routers and switches, number of ports per switch or router, and number of switches or routers required.

         o Bridge will use Sprint-standard circuit utilization guidelines. Once a circuit utilization exceed 50%, procedures will be initiated for the installation of additional circuits or higher bandwidth circuits on the affected path. The objective is to have additional bandwidth installed so that no circuit utilization exceeds 70% at any time to maintain optimal network performance.

         o        Sprint will provide support for 100  installations  per month.
                  These can be any combination of new installations or Bridge reschedules installations. The minimum number of installs per day is 6. Installations will be scheduled during normal business hours, 8-5 CST.

         o For new installations, Sprint will install the Bay Networks router and Netblazer, the dial backup and diagnostic modem, and the DSU. Sprint will also cable the newly installed equipment to the Bridge provided LAN.

         o Sprint will configure the Telebit NetBlazer and load the router with the final router configuration provided/created by Bridge. This configuration file will be located on a platform provided by Bridge. Bridge must provide readily available remote access to this system. The configuration files must be available two (2) business days prior to site installation. The IP address and the required directory structure must be provided to Sprint five (5) business days prior to the scheduled install date.

         o Sprint will not troubleshoot any protocol problems, including protocol problems which occur during client site hardware installation.

         o Bridge will perform a site acceptance when they receive a call from Sprint saying the site installation is complete. Site acceptance will be based on the following tests:
                  -        Telnet/Ping to router
                  -        Telnet/Ping to Net Blazer
                  -        Telnet/Ping to the Bridge servers
                  -        Check  operation  of dial back up by  unplugging  56k
                           line  and   determining   whether   the  dial  backup
                           connection to a distribution site is established
                  -        Check whether dial backup  disconnects  after the 56k
                           is restored
                  Should   Bridge  be  unable  to  perform   these   tests  upon
                  notification from Sprint that the site installation is complete, the site installation will be accepted by default.

         o        Bridge will be responsible for all network software upgrades.

--------------------------------------------------------------------------------
Amendment 4                           A-3                                6/26/96

         o Bridge will provide all maintenance of Bridge equipment at collocation sites.

         o        Sprint will provide only next day swap-out  maintenance Monday
                  - Friday 8 am - 5 pm for failed or suspected failed CPE at Bridge customer sites. The CPE technician will ensure that the failed CPE is cabled properly and that the device powers up successfully. Bridge will have software configuration responsibility.

         o Sprint will not provide any router network monitoring or management.

         o Bridge will report all appropriate problems to Sprint's Service Management Center (SMC). The Network Service Manager
                  (NSM) will support resolution of those tickets that require hardware maintenance.

         o There will be charge for dispatch to sites that are not ready for installation or swap-out maintenance (refer to contract page B-3, item 6).

         o        Bridge will purchase all equipment through Sprint.

         o Bridge will be responsible for working directly with hardware vendors with regard to hardware engineering and software malfunction.

2.3      TOPOLOGY

         Sprint will provide Bridge with WAN transport for the frame relay, router-based network. This will include the installation and maintenance of Bay Networks routers, Telebit routers, Sprint certified DSUs and CSUs and dial backup modems at client sites.

         Each remote site will be provided with dedicated access to Sprint's wide area network (WAN). The bandwidth of the access channel will be determined by Bridge. The remote site will build one or two PVCs into Sprint's WAN which will terminate at one of six regional distribution sites. The distribution sites are collocated at Sprint POPs and house Telebit routers, Bay Networks routers, Cascade switches, modem banks and CSUs. The Cascade switches are used both as a point of connectivity for GFIC customers as well as an ATM platform as Bridge migrates the backbone (distribution site to St. Louis data centers) to ATM transport.

         Each distribution site Bay networks router will act as a point of consolidation for Bridge customer traffic. The distribution site routers will terminate traffic from all customer sites within that region. The routers will in turn route the traffic from those customer sites to discrete PVCs built from the distribution sites to each of Bridge's two St. Louis data centers.

--------------------------------------------------------------------------------
Amendment 4                           A-4                                6/26/96

2.4      TROUBLE RESOLUTION RESPONSIBILITY

         Bridge will provide all proactive monitoring of network facilities. Sprint will provide only reactive maintenance. Upon report of an anomaly, Bridge will undertake the following diagnostic procedures.

         Client Sites

         AN Router -

                  Software - Bridge will access the router and inspect the configuration files. Bridge workstations have pull-down screens that display the proper configuration of the routers. If a configuration is determined to be corrupted, they will rebuild the software configuration.

                  Hardware - If an AN router remains in the "boot" or "diag" mode after being power cycled, it must be replaced. Bridge will arrange to have power cycling done by their client or by their dispatch technicians. Other problems will be isolated by using the router logs, Site Manager, and the network management console. When troubleshooting indicated a failed router, Sprint will be contacted to open a ticket for router replacement.

         CSU - If diagnostics reveal a good router and Sprint/telco find no problems with the telco access, Bridge will open a ticket with Sprint for CSU replacement.

         Netblazer - If Netblazer alarm appears on Bridge's network management console, Bridge will work with their client or their dispatch technician to power cycle the Netblazer. If the Netblazer fails to come up, Bridge will open a ticket with Sprint for Netblazer replacement.

         Modem - Bridge will determine whether a problem appears to be with the local dial line or the modem. If the dial line is tested and proven functional, Bridge will access the Netblazer for another view into the modem. If these tests indicate a defective modem, Bridge will open a ticket with Sprint for modem replacement. If the dial line tests bad, Bridge will report the problem directly to the LEC.

         Cabling - Telco will be responsible for wiring to the demarc or extended demarc (when telco installed) where appropriate. After accepted installation, Bridge will be responsible for troubleshooting all other customer premise wiring.

--------------------------------------------------------------------------------
Amendment 4                           A-5                                6/26/96

         Transport - Sprint will be the point of contact for all transport related problems, including amamolies associated with the LEC access on dedicated circuits. Bridge will open a ticket with the SMC to report any transport problems.

         Distribution Sites

         Bridge will be responsible for the troubleshooting and maintenance of all distribution equipment located in Sprint POPs. This will include:

         o        Bay BLN Routers
         o        Cascade Switches
         o        Telebit Netblazer 40 Router
         o        Microcom Modems and QX chassis
         o        Adtran CSUs and chassis.  (Will be replaced by Visual Networks
                  CSUs)
         o        Ethernet transceivers
         o        UPS (May be Sprint provided. Procedures to be addressed)
         o        Dial lines (Both dial back-up and equipment management lines)
         o        Cabling associated with the above equipment.**

         ** Sprint is responsible for installing and replacing all intra-cabinet/bay and inter-cabinet/bay wiring. Sprint will also connect such cabling to the equipment under Bridge direction at time of installation or replacement.

         Bridge will perform troubleshooting of distribution site problems from their St. Louis Network Management Center using network management tools such as HP OpenView, Bay Site Manager, etc.

         If assistance is required from local Sprint operations (such as for power cycling equipment), Bridge will open a trouble ticket with the SMC. The NSM or SE will then call the Sprint POP stating that Bridge has an open ticket and needs assistance. This will result in a charge to Bridge.

         If Bridge determines that equipment needs to be replaced, they will arrange for shipment and schedule the dispatch of a Bridge field service technician. A trouble ticket will be opened with the SMC so that the Sprint personnel are aware and can provide access.

         If  there  is  a  failure  of  the  dial  lines   associated  with  the
         distribution site, Bridge will open a trouble ticket with the appropriate local exchange carrier. If the local exchange carrier or Bridge field service requires access to the Sprint POP, a trouble ticket will be opened with the SMC.

         For routine or preventative maintenance, Bridge will open a trouble ticket with the SMC in order to gain access to the Sprint POP.

--------------------------------------------------------------------------------
Amendment 4                           A-6                                6/26/96

         Sprint will be the point of contact for all transport related problems, including amamolies associated with the LEC access on dedicated circuits. Bridge will open a ticket with the SMC to report any transport problems.

2.5      DISPATCH PROCEDURE

         Upon notification of a network anomaly, Bridge will attempt to isolate the problem. If the problem appears to be with either the client site hardware or WAN transport, Bridge will open a ticket with Sprint's Service Management Center (SMC) using either the network or private line address.

         The SMC will forward the ticket to the appropriate transport fix agency (Private Line Service Center or Frame Relay Network Control Center). If the WAN tests clean, and the anomaly appears to be associated with client site hardware, either the Network Services Manager (NSM) or Systems Engineer (SE) will submit script to the Dallas warehouse for overnight shipment of the failed hardware to the client site. Bridge and/or the NSM will coordinate CPE dispatch with the SMC on the open ticket.

         After replacement, Sprint will ship the failed router to Bay Networks for repair. After repair, Bay Networks will ship the router back to the Dallas depot for placement in the Bridge spares inventory.

2.6      CANADA SITES

         Sprint management practices and procedures will remain unchanged for an interim period for sites in Canada until these practices and procedures can be fully addressed.

--------------------------------------------------------------------------------
Amendment 4                           A-7                                6/26/96

                                  ATTACHMENT B

                                DOMESTIC PRICING

I.       EQUIPMENT - PURCHASE PRICE

Model                    Description                                                 List Price          Net Price
-----                    -----------                                                 ----------          ---------
20002                    BayNetworks AN Ethernet                                          *                   *
                         (4M DRAM) Incl 7919 & 7526 (2)

42001006                 BayNetworks AN IP System Suite                                   *                   *

AE 1001006               BayNetworks 1 Ethernet X2 Sync                                   *                   *
                         (4 M DRAM) incl DTE/DTE cable (2)(II)
AE008017                 BayNetworks IP Access Suite Software (I)                         *                   *
7919                     BayNetworks Power Cord (2)                                       *                   *

AE10011007               BayNetworks AN Ethernet X2 Sync                                  *                   *
                         (8M DRAM) incl DTE/DCE cable (2)

PN2DE                    Telebit Netblazer & Modem Cable (3)                              *                   *

LS2-PT                   Telebit Netblazer LS & Modem Cable (3)(10)                       *                   *

AP-8810SA                Teleblazer Standalone Modem (3)(10)                              *                   *

LEOA                     BNC Transeiver Package (4)                                       *                   *

28.8ES                   Desporte Fast 28.8 ES Standalone (5)                             *                   *

SP1530                   Adtran DSU III AR Standalone (6)                                 *                   *

930703-008               HD44 (m) to V.35(M) Wan                                          *                   *
                         Interface cable

910418-008               DB9(M)/DB25 Cable                                                *                   *
950846-006               DB25(F)/V.35(M) Cable                                            *                   *

3520                     Codex DSU (7)                                                    *                   *

PFLX4700-002             DTS DSU/CSU Card Set(8)                                          *                   *
PFLX4704-002             DTS CD Powered 4 slot Equip Shelf(8)                             *                   *
PFLX4700-004             DTS SNMP Card Set (8)                                            *                   *
KMTG4704-001             DTC 4704 Rack Mounting KIT(8)                                    *                   *
PCBL4700-010             DTS Daisy Chain CSU Interconnect(8)                              *                   *

                         Cascade (9)

* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-1                               6/26/96

MODEL                    DESCRIPTION                                                   LIST PRICE         NET PRICE
-----                    -----------                                                   ----------         ---------
ASE-BDE                  Visual Networks DSU                                              *                   *
                         V.35 Router Cable (12)                                           *                   *
                         Cable Package includes:                                          *                   *
                           (1) Network Interface Cable
                           (1) Ethernet Patch Cable
                           (1) Administration Port Cable

ASE-EDE                  Visual Networks DSU                                              *                   *

NOTES:

1.) The equipment listed is equipment currently being installed. See product discounts for other equipment not listed.

2.) BayNetworks equipment will be discounted * off of List Price, provided Bridge purchases all BayNetworks equipment through Sprint.

3.)      Sprint  will offer a * discount  on Telebit  Networking  Hardware  List
         Price.

4.)      Net price includes one Transceiver, (2) Terminators, and installation.

5.)      Sprint will offer a * discount on Microcom Modem Equipment List Price.

6.) If Bridge does not purchase a DSU from Sprint, and Sprint utilizes Bridge DSUs, it is Bridge's responsibility to provide two DSU cables as well as the DSU. One cable will connect to the router and one to connect to the Telco demarc.

7.) Sprint will utilize existing Bridge Codex 3520 DSUs. It will be Bridge's responsibility to de-install the DSU, upgrade the cables and ship the DSU to Sprint's inventory site(s).

8.)      Sprint will offer a * discount  on Digital  Transmission  System,  Inc.
         (DTS) equipment.

9.)      Cascade equipment will be discounted * off of current list price.

10.)     Sprint  will  offer  these  modem  models  or  those  with   equivalent
         functionality.

11.) Number of ethernet cables required will vary upon site type and site configuration.

* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-2                                6/26/96

II.      CPE INSTALLATION

                                                                    First Device(6)               Second Device (5)
                 Equipment                                          Install Price                   Install Price
                 ---------                                          -------------                   -------------

                 Bay Networks Router/DSU (2)                          * /Router                     * /Router
                 Microcom Modem and NetBlazer Server (1)              * /pair                       * /pair
                 Server (1) (3)                                       * /Server                     * /Server
                 Transceiver/Terminator/T-Connector (1,4)           No Charge                     No Charge

                 Microcom 28.8ES Modem                               * /modem                      * /modem

                          OR
                 Teleblazer Modem (1)

                 Cascade Switch                                       *  /ea                        * /ea
                 DTS                                                     (2)                           (2)

                 Visual Networks DSU ASE-BDE                          * /ea                         * /ea
                 Visual Networks DSU ASE-EDE                        List                          List

NOTES:

1.) Installation must be done at the same time the Bay Networks router is installed.

2.)      Installation  of a DSU at any other  time  than  with a router  will be
         * /occurrence.

3.)      Installation  of a server at any other time than with a router  will be
         * /occurrence.

4.) Installation of a transceiver and two terminators at any time other than with a router is * /occurrence.

5.) Installation of the second device must be at the same site and at the same time as the first device.

6.) A dispatch charge of * will be assessed for any site when a Sprint technician is dispatched and the site is not prepared for the install.

7.) A dispatch charge of * will be assessed any time a Sprint technician is dispatched to a site but (i) the technician is unable to gain access to the Bridge facility or (ii) the technician finds no trouble.

8.) If a router upgrade requires the installation of a new router, installation charges will apply.


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-3                                6/26/96

III.     MAINTENANCE

                           Equipment                               Response                     Price
                           ---------                               --------                     -----
        Bay Networks Routers (1)(4)                      Next day, On-site Remedial     * of List/mo

        Bay Networks Routers (1)(3)(4)                   7x24 w/4 hr response,          * of List/mo
                                                         On-site Remedial

        PN2DE NetBlazer or Netblazer LS                  Next Business day,             * /pair/mo (6)
        (2) Microcom 28.8ES Modem or                     On-site Remedial
        Teleblazer Standalone Modem

        Microcom 28.8ES Modem                            Next Business day, On-site     * /month
                                                         Remedial

        DSU (2) (4)                                      Next Business day, On-site     * /site visit
                                                         Remedial

        Cascade (5)                                      7x24 with 4 hour response,     * /switch/year
        B-STDX 9000                                      on-site remedial

        Visual Networks DSU ASE-BDE                      Next Business day, On-site     * /ea/month
                                                         Swap-out

        Visual Networks DSU ASE-EDE                      Next Business day, On-site    List
                                                         Swap-out

NOTES:

1.) Prices are only valid when all routers purchased are maintained by Sprint.

2.) Bridge is responsible for all repairs and return charges of this equipment.

3.) Subject to site verification. (Site must be within 50 miles of the service depot.)

4.) Bridge is responsible for providing required spares, which will be stocked at the Sprint repair depot. If Bridge requires on-site remedial maintenance outside normal business hours, the following rates shall apply: * per site visit for two (2) hour minimum charge. Each additional 1/4 hour shall be *.

5.)      Bridge may purchase maintenance directly from Cascade.

6.)      Pair equals Netblazer and modem.


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-4                                6/26/96

IV.      MANAGEMENT (1)

         Equipment                                                              Unit Price
         ---------                                                              ----------
         Router (1) (5)                                                          * /mo
         Transport Back-up Management (2) (3)                                    * /mo
         LAN Server Management (4)                                               * /mo

NOTES:

1.) Bridge is not required to purchase management under this Agreement. This pricing is available as an option in the event Bridge chooses to have Sprint manage their network.

2.)      Includes Telebit NetBlazer and Microcom modems or Teleblazer modems.

3.) Valid only when the Telebit NetBlazer and Microcom modem or Teleblazer modems are co-located with the router.

4.) Pricing is valid only if Sprint provides router and Transport Back-up Management.

5.) One annual software upgrade is included in the price; additional software downloads after the first is * each per router.

         SOFTWARE RELEASE POLICY

         The latest Sprint certified software release is used for a new router network installation.

         Sprint reserves the right to upgrade Bridge software revision level if the installed revision level is no longer supported by Sprint. This up-grade will be at no charge to Bridge.

         Sprint reserves the right to up-grade a router's software to fix software bugs in the existing version. This up-grade will be at no charge to Bridge.

         When adding new routers to an existing network, Sprint reserves the right to install the same version of the software running on the existing network on the new routers.

         Sprint support for software revision levels is consistent with the vendor's support for software revision levels.

         The one free annual software up-grade is for a major release not a maintenance release.


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-5                                6/26/96

         If the software up-grade requires additional hardware or a hardware up-grade, equipment and installation charges will apply.

         If Sprint performs a software up-grade in order to meet the contract performance criteria, Bridge will not be required to pay for the software upgrade.

         Sprint will provide adequate notice of any upcoming software upgrades.

V.       CO-LOCATION FEES

         A.       Cascade                                       * /rack/mo
                  Install                                       * /rack
         B.       Distribution router & Netblazer               * /rack/mo
                  Install                                       * /rack

VI.      FRAME RELAY

         A.       ACCESS

                  OPTION 1 (1)

                                                          Install                        Monthly Recurring
                                                          -------                        -----------------
                 56 Kbps, T-1                  Waived for TCG Type 1 & 2          * discount off Sprint Tariff
                                               facilities                         8 rates

                                                                                  See Note 2

                  1.) If TCG is the access provider for the SIA contract, Bridge may take advantage of the SIA pricing. However, Bridge may use pricing from only one contract, i.e. either this contract or the SIA Local Access Services contract. If SIA pricing is selected, non-SIA sites will be charged at current Sprint Tariff 8 rates. Tariff 8 installation charges apply to non-SIA sites.

                  2.) All monthly recurring charges for ACF and COC are waived.

                  OPTION 2

                  Sprint Coordinated Vendor Billed Access (SCVBA) (1)

                                                   Non - Reucrring               Monthly Recurring
                                                       56 Kbps                        56 KBPS
                                                       -------                        -------
                          ACF (2)                        *                              *
                          EFC (3)                        *                              *
                          COC (4)                        *                              *


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-6                                6/26/96

                  1.) Bridge may select this option for Access in which Sprint acts as Bridge's agent and orders and tests the service, but the access provider bills Bridge directly.

                  2.)      Access Coordination Fee

                  3.) Entrance Facility Charge (Pass through from the Access provider)

                  4.)      Central Office Connection

                  HOST ACCESS  (St. Louis)

                  DS3                                             * /ea/month

         B.       ACCESS CHANNELS

         INGRESS T-1 DISTRIBUTION PORT (1)(2)(3)(4)(5)(6)         * /EA/MO

NOTES:

1.)      Connects the router to the TP Frame Relay Switch

2.)      56K ports are defined as having 32 Kbps distribution router capacity.

3.) 128 Kbps ports are defined as having 128 Kbps of capacity or 4 equivalent 32 Kbps users.

4.) Each T-1 distribution ingress port supports a maximum of 48 equivalent 32 Kbps users.

5.) Once 48 equivalent 32 Kbps users are assigned to a distribution ingress T-1 port, customer must order an additional T-1 port.

6.)      Distribution   site  T-1  Ports:   (The   following   is  the   minimum
         configuration during the contract Term)

         New York                   distribution ingress T-1 ports                      Four (4)
         Los Angeles                distribution ingress T-1 ports                      Two (2)
         Chicago                    distribution ingress T-1 ports                      Two (2)
         San Francisco              distribution ingress T-1 ports                      Two (2)
         Boston                     distribution ingress T-1 ports                      Two (2)
         Kansas City                distribution ingress T-1 ports                      Two (2)

         INGRESS T-1 NETWORK PORT (1)(2)                             */EA/MO

NOTES:


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-7                                6/26/96

1.) For each distribution site one T1 - distribution port and one T-1 network port are required.

         HOST PORTS (1)(2)(3)                                    * /EA/MO

NOTES:

1.)      Egress TP port at Bridge hosts

2.)      Each host port must have a back-up T-1 port i.e. Data 1 and Data 2.

3.)      Back-up T-1 port price is */ea/mo.

PORTS AND PVCS (1)

         56KBPS Port and two (2) ZERO CIR PVC into the
         distribution router (1)(2)(3)                           * /EA/MO

NOTES:

1.)      Price is only valid in the user is connected to a distribution site.

2.)      Excludes access.

3.)      Remote  domestic  US  ports  which  connect  to  distribution   routers
         (excludes access)

         Ports                            Monthly Price                    Equivalent 32 Kbps Users
         -----                            -------------                    ------------------------
         56 Kbps                         * /ea/mo                                     1
         128 Kbps                        * /ea/mo                                     4
         192 Kbps                        * /ea/mo                                     6
         256 Kbps                        * /ea/mo                                     8
         320 Kbps                        * /ea/mo                                    10
         384 Kbps                        * /ea/mo                                    12
         448 Kbps                        * /ea/mo                                    14
         512 Kbps                        * /ea/mo                                    16
         576 Kbps                        * /ea/mo                                    18
         640 Kbps                        * /ea/mo                                    20
         704 Kbps                        * /ea/mo                                    22
         768 Kbps                        * /ea/mo                                    24
         896 Kbps                        * /ea/mo                                    28
         1024 Kbps                       * /ea/mo                                    32
         1280 Kbps                       * /ea/mo                                    40
         1536 Kbps                       * /ea/mo                                    48

         C.       PVC


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-8                                6/26/96

                  Backbone Zero CIR PVC                           * /ea/mo

         D.       INSTALL

                  PVC                                             * /each

                  Access Channel                                  * /each

VII.     DIAL BACK-UP

         A.       DISTRIBUTION SITE DIAL BACK-UP SERVICE (1)

                  Each of the distribution sites will offer Dial Back-Up Service via Sprint's Switched Clarity 800 service. Customers needing dial back-up outside a local calling area will dial the 800 number.

                  Charge: * service fee per month plus Tariff rate per minute cost.

                                                   TARIFF RATE PER MINUTE

                  -------------------------------------------- -----------------------------------------
                                   Regional                                    National
                  -------------------------------------------- -----------------------------------------
                           Peak                Off Peak               Peak               Off Peak
                  ----------------------- -------------------- -------------------- --------------------
                           *                     *                    *                    *
                  ----------------------- -------------------- -------------------- --------------------


                  1.) Bridge is responsible for providing the business line for each distribution site and all charges associated with the business line.

VIII.    SPRINTNET SERVICES  (DOMESTIC X.25)

         A.       Product Discount
                     * off of list price
         B.       Install Wavier (1)
                     * for a three year order term
         C.       See Hub Pricing - Page B-30

         NOTES:

1.) Customer is liable for a pro-ratA amount of any waived install if the site is disconnected prior to being installed for 36 consecutive months.

IX.      DISTRIBUTION SITE EQUIPMENT PURCHASE

         Distribution site equipment (1)(2)                         *

         NOTES:


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-9                                6/26/96

1.) See List of Equipment and quantities in each existing distribution site, page B-31.

2.) Equipment is located at distribution sites in New York, NY; Chicago, IL; Boston, MA; San Francisco, CA; Kansas City, MO; and Los Angeles, CA.

X.       ATM SERVICES

         A. Local Access Facilities - Customer shall be responsible for arranging and providing all Local Access Facilities required to utilize the ATM Products and Services. For T-3 Local Access Facilities, the COC and ACF charges are as follows:

                                    Non-Recurring Charge                   Monthly Recurring Charge
                                    --------------------                   ------------------------
                  COC                 * each                                         * each
                  ACF                 * each                                         * each

         B.       Port Connection Charges

                  Port              Installation Charge                    Monthly Recurring Charge
                  ----              -------------------                    ------------------------
                  T-1 Port:          * each                                  * each per Month
                  T-3 Port:          * each                                  * each per Month

                  Sprint shall apply the following discounts to the Port Connection charges specified above.

                  Contract Year             Discount
                  -------------             --------
                  Year 1                      20%
                  Year 2                      10%
                  Year 3                      10%

         C.       PVC Charges

                  1. The monthly recurring charges for use of one-way PVCs are as follows:

                           (a)      CBR PVCs

                  Information Rate          Flat Rate Price               Usage-Based Price
                  ----------------          ---------------               -----------------
                  64 Kbps                    * per 64 Kbps                 * per 64 Kbps plus usage
                  1 Mbps                     * per 1 Mbps                  * per 1 Mbps plus usage

                  For the Usage-Based Price, the usage component of the CBR PVC price is * per 1 Megacell of delivered CBR Traffic per month based on the egress counts.

                           (b)      VBR PVCs


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-10                               6/26/96

                  Information Rate          Flat Rate Price               Usage-Based Price
                  ----------------          ---------------               -----------------
                  64 Kbps                    * per 64 Kbps                 * per 64 Kbps plus usage
                  1 Mbps                     * per 1 Mbps                  * per 1 Mbps plus usage

                  For the Usage-Based Price, the usage component of the VBR PVC price is * per 1 Megacell of delivered VBR Traffic per month based on the egress counts, not to exceed * per 1 Mbps PVC per month.

                  2. Flat Rate Price Discounts - Sprint shall apply the following discounts to the Flat Rate price for use of a VBR and CBR PVC based on the following corresponding gross monthly PVC charges per Port:

                           Gross Monthly                            VBR PVC               CBR PVC
                           PVC Charges per Port                    Discount              Discount
                           --------------------                    --------              --------
                           $2,000 - $3,999                             *                    *
                           $4,000 - $6,399                             *                    *
                           $6,400 - $8,999                             *                    *
                           $9,000 - $14,400                            *                    *
                           Over $14,400                                *                    *

                  3. VBR PVC Cap - The total VBR PVC charge per port per month shall not exceed the following amounts based on the Port Speed:

                           Port Speed                Total Monthly Charge
                           ----------                --------------------
                           T-1                        * per Port
                           T-3                        * per port

                  4.       The PVC Establishment Charge is $35 per site.

         SPECIAL ATM TERMS

         A. Wavier of Installation Charges - Sprint shall waive * of the ATM installation charges (Port Connection and PVC Establishment only) for each site which is installed for a minimum period of thirty-six (36) consecutive months.
                  If the ATM Service is disconnected prior to thirty-six (36) consecutive months of Service, then Customer shall pay Sprint a pro-rata amount of the waived installation charges.

         B. Change or Upgrade of Service - Customer may upgrade the ATM Service at a site or change an ATM site without liability except for the pro-rata payment of any waived installation charges if such ATM Service was disconnected prior to twenty-four continuous months of Service.


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-11                               6/26/96

                                 GLOBAL PRICING

I.       FRAME RELAY

A.       FRAME RELAY (ONE TO ONE)
         CREVE COEUR TO LONDON

                                                       Access            MRC        Port/IPVC          ALC
Speed         Port       IPVC         ALC        T-1   Channel(4)        Total      Install(1)(3)      Install(2)
-----         ----       ----         ---        ---   ----------        -----      -------------      ----------
128K            *          *           *          *        *               *              *              *
258K            *          *           *          *        *               *              *              *
512K            *          *           *          *        *               *              *              *
768K            *          *           *          *        *               *              *              *
T-1             *          *           *          *        *               *              *              *

B.       FRAME RELAY (ONE-TO-ONE)
         MANCHESTER TO WATFORD

                                                       Access            MRC        Port/IPVC          ALC
Speed         Port       IPVC         ALC        T-1   Channel(4)        Total      Install(1)(3)      Install(2)
-----         ----       ----         ---        ---   ----------        -----      -------------      ----------
128K            *          *           *          *        *               *              *              *
258K            *          *           *          *        *               *              *              *
512K            *          *           *          *        *               *              *              *
768K            *          *           *          *        *               *              *              *
T-1             *          *           *          *        *               *              *              *

Notes:

1.) * waiver of the * Global Port Install charge if the order term is two years or longer (Each site must be installed for 24 continuous months).

2.)      Bridge must pay ALC charges for install.

3.) Bridge is liable for a pro-rata amount of any waived install if the site is disconnected.

4.) A Global Frame Relay Connectivity Fee is applied to Frame Relay customers if the host port is in the US and there are multiple international locations. See below for an explanation of the Connectivity fee.

C.       FRAME RELAY CONNECTIVITY FEES

         The Global Frame Relay Connectivity Fee is based on either the port speed of the US Port or the Global Port as follows:


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-12                               6/26/96
                  a.) The US Port Speed determined the "Base" port speed of the Global Connectivity Fee if it is lower than or equal to the port speed of the Global Port to which it is connected.

                  b.) The Global Port speed determines the "base" port for the calculation if it is greater than the US port to which it is connected. If multiple Global Ports are connected to the same US port, then the highest Global Port speed determines the "base" port for calculation purposes.

         FRAME RELAY CONNECTIVITY FEES (1)

                  US Port                        Global Port                      Connectivity
                  (Kbps)                         (Kbps)                                Fee
                  ------                         ------                                ---
                  56/64                          56/64                                  *
                  56/64                          128                                    *
                  56/64                          256                                    *
                  128                            56/64                                  *
                  128                            128                                    *
                  128                            256                                    *
                  256                            56/64                                  *
                  256                            128                                    *
                  256                            256                                    *

                  1.) For calculation purposes, the Global Frame Relay Connectivity Fee is the List Price of the Global "base" port less the List Price of the domestic "base" port.

II.      CUSTOM LINK  (X.25 SERVICE)

                  A.       See Site Pricing, pp. B33 - B37

                  B.       Install Wavier (1)
                                * for a three year order term

NOTE:  (1)

1.) Customer is liable for a pro-rata amount of any waived install if the site is disconnected prior to being installed for 36 continuous months.

III.     PRICING FOR CANADA

A.       EQUIPMENT INSTALLATION

         * PER SITE  (1)(2)(3)(4)(5)(6)


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-13                               6/26/96

1)       Sprint International will install the following equipment:

         a.       Wellfleet AN running 8.0.1 software
         b.       Telebit Netblazer Dial Back Up Router Model PN-2
         c.       Microcom Modem Model Deskport 28.8ES
         d.       Cabinet to hold equipment
         e.       Dell OS/2 Server
         f.       UPS Unit
         g.       Monitor and Keyboard
         h.       AB Switch Box
         i.       Associated cabling

2) The equipment will be staged and configured in the US and shipped to the Bridge customer locations by either Sprint or Bridge. If shipped by Sprint, shipping charges are as specified in Section V herein.

3)       The install is limited to install, power up, and connect cables.

4)       Sprint reserves the right to use a third party for installation.

5) An engineering diagram must be provided to the installing agent for proper cabling of the CPE.

6) Sprint will provide installation of Bridge equipment in the following cities:

                  a)       Edmonton, Alberta
                  b)       Toronto, Ontario
                  c)       Vancouver, British Columbia
                  d)       Victoria, British Columbia
                  e)       Montreal
                  f)       Quebec

B.       EQUIPMENT MAINTENANCE/MANAGEMENT  (5)(6)

Access Node and Modem (1)                                 * PER LOCATION/PER MONTH
Netblazer (2)                                             * PER LOCATION/PER MONTH
Optional Maintenance (3)(4)                               * PER HOUR
   24 X 7, with minimum 3 hours

1)       Maintenance service is based on 8X5 with 8 hour response.

2) This charge is in addition to the standard * per month charge per location.

3) This per hour charge is in addition to the standard * per month per location charge.


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-14                               6/26/96

4)       24 X 7 coverage is subject to availability.

5)       Spares will be stocked in Etobicoke, ON (Toronto), and Vancouver, BC.

6)       Sprint reserves the right to use a third party for maintenance.

C.       MONTHLY RECURRING GLOBAL FRAME RELAY CHARGES

1.       Canada Ports (Excludes local access charges)

         Speed                      Unit Price
         -----                      ----------
         56/64                      * each per month
         128                        * each per month
         256                        * each per month

2.       IPVC Charges between the US and Canada

         CIR                        Unit Price
         ---                        ----------
         Zero                       * each per month
         9.6                        * each per month
         14.4                       * each per month
         19.2                       * each per month
         38.4                       * each per month
         48.0                       * each per month
         56/64                      * each per month
         128                        * each per month
         192                        * each per month
         256                        * each per month

D.       FRAME RELAY INSTALLATION

         Port and IPVC installation charge: * each

         Installation Waiver:

                           Order Term                Discount
                           ----------                --------
                           2 years                   * (1)(2)(3)(5)
                           3 years                   * (2)(3)(4)(5)

         1)       Site must be installed for 24 continuous months.
         2)       Install waiver does not include ALCs.
         3)       Install waiver is for GFRS ports in Canada.
         4)       Site must be installed for 36 continuous months.
         5) Bridge is liable for a pro-rata amount of the waived install if the site is

* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-15                               6/26/96
         terminated prior to the end of the order term, per the conditions of this contract.

E.       SHIPPING CHARGES

         Shipping Fee:  *
         (Wellfleet AN Router, Telebit Netblazer, Microcom Modem)

F.       DIAL BACK UP (OPTIONAL)

         Customer is responsible for the business line charges to the customer and distribution sites.

VII.     TERM COMMITMENT

         The minimum order term for a Canadian site in one year.

G.       TERMINATION LIABILITY FOR CANADIAN ORDERS

         Access: If a site is terminated prior to being installed for 12 continuous months, Customer shall be liable for fifty percent (50%) of the monthly price for access for each month remaining in the unexpired portion of the one year order term.

         Sprint Charges: There is a * charge per site for each order terminated prior to expiration of the order term. This charge shall be waived for Bridge.


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-16                               6/26/96

                              MISCELLANEOUS CHARGES

I.       CANCEL BEFORE START CHARGES

1.)      General

Cancel Before Start charges apply to all orders for new circuits or hardware. Table changes, IDs and orders for software modifications are excluded.

2.)      Charges

         a. * per voice grade/analog circuit (speeds of 19.2 and below) (e.g., if 3 circuits are ordered and all 3 are canceled, the charge is *)

         b.       * per DDS/DSO circuit (56/64 Kbps)

         c.       * per DS1 or Fractional DS1 circuit

         d. If equipment is shipped to the customer site prior to cancellation, Sprint's then current handling charge are applicable. A separate handling charge will apply to both the shipment to the customer site and from the customer site. (Refer to Sprint's Handling Charge Policy.)

3.)      Cancel without Charges

An order for new services may be canceled without incurring the *, * or * charge specified above within 10 business days of the date shown on the Order for Data Communications Service. Customers who wish to terminate their order must send a written cancellation request to Contracts Administration to be received within the prescribed time limit (10 business days) or the charge will be automatically applied.

4.)      Other

In the event of technical problems or other mitigating circumstances, the cancel before start charge may be waived. However, Contracts Administration and the Sprint Sales Representative must be notified in writing for these charges to be waived.

II.      HANDLING CHARGES

1.)      General

         Sprint will provide shipment from its designated shipping point(s) via the Sprint carrier of choice, subject to the following charges listed below. These charges do not include insurance coverage for purchased equipment;

* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
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

         customers are responsible for insurance from Sprint shipping point(s). The charges apply to both rental (sprint-owned) and purchased (customer-owned at shipping point) equipment. These charges do not apply to equipment provided by Sprint as part of a Sprint service offering (e.g., modems supplied in conjunction with dedicated access facilities).

2.)      Charges

                                                                             Price Per Unit Shipped
                                                                             ----------------------
                  Modems, standalone (a)                                              *
                  Modems, rach mount (a)                                              *

                  a) Does not apply to Dedicated Access Facility Service, including Multidrop Plus.

3.)      Exceptions

         If an expedited or overnight shipment is requested, the above charges do not apply. The charges for an expedited/overnight shipment is 100% of the cost incurred by Sprint for providing this service.



* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-18                               6/26/96

                              DOMESTIC LIST PRICES

I.       FRAME RELAY

         A.       ACCESS

                  Speed                              Install                        Monthly Recurring
                  -----                              -------                        -----------------
                  56 Kbps, T-1, DS3                  Current Sprint                 Current Sprint
                                                     Tariff 8                       Tariff 8
                                                     Plus ACF & COC                 Plus ACF & COC

         B.       ACCESS CHANNEL

                                                                                 Unit Rate
                        Access Channel Speed                                     Per Month
                        --------------------                                     ---------
                                  56/64                                              *
                                112/128                                              *
                                168/192                                              *
                                224/256                                              *
                                280/320                                              *
                                336/384                                              *
                                392/448                                              *
                                448/512                                              *
                                504/576                                              *
                                560/640                                              *
                                616/704                                              *
                                672/768                                              *
                                784/896                                              *
                               896/1024                                              *
                              1120/1280                                              *
                                     T1                                              *

         C.       PVC RATES

                                 PVC                                             Unit Rate
                          Minimum Data Rate                                      Per Month
                          -----------------                                      ---------
                          Burst Express                                              *
                                   19.2                                              *
                                   38.4                                              *
                                  56/64                                              *
                                    128                                              *
                                    192                                              *
                                    256                                              *
                                    320                                              *

* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-19                               6/26/96

                                    384                                             *
                                    448                                             *
                                    512                                             *
                                    576                                             *
                                    640                                             *
                                    704                                             *
                                    768                                             *
                                    832                                             *
                                    896                                             *
                                    960                                             *
                                   1024                                             *

II.      SPRINTNET SERVICES

The pricing components for Customer Link Series include the following:

         o        Recurring charges

                  -        Access  line  charge per  dedicated  access  facility
                           (DAF).
                  -        Network port charge per DAF.
                  -        Flat monthly usage charge.

         o        Non-recurring charges

                  Installation charge per DAF.

ONE-to-ONE Configurations

Unlike static leased lines, each ONE-to-ONE site can take advantage of the global reach of SprintNet, with bidirectional access to or from all SprintNet locations as well as networks in more than 100 countries. For access to locations other than the specified point-to-point location, standard rates apply.

Customers may contract for more than a single ONE-to-ONE connection at any location. ONE-to-ONE is primarily available to customers who require connectivity either between two non U.S. locations, or a U.S. location and a non U.S. location. Customers who require ONE-to-ONE connectivity between two locations within the U.S. only, must submit a special pricing request.

The flat monthly rate depends upon:

         o        Service level (national, regional or global).

         o        Connection speed (9.6 kbps - 256 kbps; varies by country).

         o        Location.


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-20                               6/26/96

ALL-to-ALL Configurations

Global ports can do the following without incurring additional traffic charges, assuming a customer-specific network configuration:

         o Initiate calls with any other defined global, regional or national ALL-to-ALL port.

         o Initiate calls to an All-to-ONE hub port belonging to the same customer.

ALL-to-ALL permits customers to combine service levels. A large user can create regional and global networks. Whether a traffic charge is incurred depends upon the call initiator's port classification and the geographic boundaries the call crosses.

                                                   GDC

SPEED                    INSTALL                          MONTHLY                   PROMOTIONAL
4.8                       *                                 *                             *
9.6                       *                                 *                             *
19.2                      *                                 *                             *
56 kb                     * + telco + CPE                   * + telco + CPE
112/128 kbps              * + telco + CPE                   * + telco + CPE
224/256 kbps              * + telco + CPE                   * + telco + CPE

                                               GDC - PITAP

SPEED                    INSTALL                          MONTHLY
9.6 analog                 *                                *
9.6 digital                *                                * cs
19.2 analog                *                                *
56 kb                      *                                *
112/128 kb                 *                                *
224/256 kb                 *                                *

                                       CUSTOMLINK (DOMESTIC X.25)

SPEED                    INSTALL                          MONTHLY
9.6                       *                                *
19.2                      *                                *
56 kb                     *                                * + telco + CPE
112/128 kb                *                                * + telco + CPE
224/256 kb                *                                * + telco + CPE

All prices shown above are for 90-day rates.


* CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------
Bridge                                B-21                               6/26/96

                                                 GLOBAL LIST PRICES

---------------------------------------------------------------------------------------------------------------------

                                       Global Frame Relay and Global SprintNet
                                                Zone Pricing Matrix

---------------------------------------------------------------------------------------------------------------------

                              All Countries have Global SprintNet AND Global Frame Relay services unless otherwise noted

------------------- -------------------- -------------------- ----------------- -------------------- ----------------
REGION              ZONE 1               ZONE 2               ZONE 3            ZONE 4               ZONE 5
------------------- -------------------- -------------------- ----------------- -------------------- ----------------
North America       Contiguous US        Alaska               Puerto Rico       Canada
                    (CONUS)              Hawaii               Mexico*
------------------- -------------------- -------------------- ----------------- -------------------- ----------------
Europe              UK (England and      Austria              Bulgaria*         Russia (CIS)*        Denmark*
                    Scotland)            Belgium              Hungary*          Latvia (CIS)*        Norway
                                         France               Greece*           Ukrain (CIS)*        Sweden*
                                         Germany                                Uzbekistan           Finland
                                         Ireland                                (CIS)*               Lithuania*
                                         Italy                                  Kazakhstan
                                         Luxembourg                             (CIS)*
                                         Netherlands                            Extonia (CIS)*
                                         Portugal*                              Romania*
                                         Spain                                  Armenia*
                                         Switzerland
------------------- -------------------- -------------------- ----------------- -------------------- ----------------
Asia Pacific        Japan                Australia                              Taiwan*              Guam*
                                         New Zealand                            Singapore*
                                         Hong Kong                              Indonesia*
                                         Korea
                                         Phillipines*
                                         Malaysia
------------------- -------------------- -------------------- ----------------- -------------------- ----------------
Mid-East Africa,    Israel*              Nigeria*             Kuwait*
Ctr. Asia
------------------- -------------------- -------------------- ----------------- -------------------- ----------------
Latin America &                          Venezuela*
Carrib.                                  Peru*
                                         Columbia*
------------------- -------------------- -------------------- ----------------- -------------------- ----------------

All Countries have Global SprintNet AND Global Frame Relay services unless otherwise noted


--------------------------------------------------------------------------------
Bridge                                B-22                               6/26/96

                                    Custom Link Series - All-to-One Spoke Pricing

                                                  Line Speed 9.6 Kbps

                              PLEASE SEE COUNTRY PRICING MATRIX FOR CURRENT COUNTRY ZONES.

-------------------------------------------------------------------------------------------------------------------

                            Monthly Charge = ALC + Flat Rate Usage (Port Charges are included)

-------------------------------------------------------------------------------------------------------------------

                                   9.6 Kbps Spoke Pricing for Spokes in all locations**

-------------------- ----------------------------------------------- ----------------------------------------------
Region/                              North America                                      Europe
Zone                    1        2        3         4         5        1        2         3        4         5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1              700      950       550                1000    1200      1400     2000      1200
            North 2     700      700     1100       650                1300    1400      1600     2100      1400
            Amer. 3     950     1100      700                          1400    1500      1700     2300      1500
                  4     550      650                550                1000    1200      1400     2000      1200
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1000     1300     1400      1000                         850      1050     1400       850
                  2    1200     1400     1500      1200                 850     850      1050     1400       850
           Europe 3    1400     1600     1700      1400                1050    1050      1050     1400      1050
                  4    2000     2100     2300      2000                1400    1400      1400     1400      1400
                  5    1200     1400     1500      1200                 850     850      1050     1400       850
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1300     1500     1700      1300                1400    1400      1700     2300      1400
             Asia 2    1500     1700     1900      1500                1600    1600      1900     2300      1600
          Pacific 3
                  4    1800     2000     2200      1800                1900    1900      2200     2300      1900
                  5    1300     1500     1600      1300                1900    1900      2200     2300      1900
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1700     1900     2100      1700                2000    2000      2200     2400      2000
          MidEast 2    3000     3200     3400      3000                2100    2200      2500     3000      2200
           Africa 3    2400     2500     2600      2400                2500    2600      2700     3300      2600
             Asia 4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1
           L Amer 2    1300     1400     1500      1300                1400    1500      1800     2400      1500
                & 3
           Caribb 4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------


--------------------------------------------------------------------------------
Bridge                                B-23                               6/26/96

-------------------- ----------------------------------------------- ----------------------------------------------
Region/                               Asia/Pacific                               Mid East/Africa/Asia
Zone                    1        2        3         4         5        1        2         3        4         5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1300     1500               1800     1300       1700    3000      2400
            North 2    1500     1700               2000     1500       1900    3200      2500
            Amer. 3    1700     1900               2200     1600       2100    3400      2600
                  4    1300     1500               1800     1300       1700    3000      2400
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1400     1600               1900     1900       2000    2100      2500
                  2    1400     1600               1900     1900       2000    2200      2600
           Europe 3    1700     1900               2200     2200       2200    2500      2700
                  4    2300     2300               2300     2300       2400    3000      3300
                  5    1400     1600               1900     1900       2000    2200      2600
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1             1700               1900     1900       1900    3500      2500
             Asia 2    1700      900               2000     2000       2000    3700      2600
          Pacific 3
                  4    1900     2000               2200     2200       2400    3700      2600
                  5    1900     2000               2200                2400    3600      2600
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1900     2000               2400     2400               1500      1900
          MidEast 2    3500     3700               3700     3600       1500              1500
           Africa 3    2500     2600               2600     2600       1900    1500       700
             Asia 4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1
           L Amer 2    1500     1500               1700     1700       2200    3200      2700
                & 3
           Caribb 4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------


--------------------------------------------------------------------------------
Bridge                                B-24                               6/26/96

-------------------- -----------------------------------------------
Region/                             L Amer & Caribb
Zone                    1        2        3         4         5
-------------------- -------- -------- --------- -------- ----------
                  1             1300
            North 2             1400
            Amer. 3             1500
                  4             1300
                  5
-------------------- -------- -------- --------- -------- ----------
                  1             1400
                  2             1500
           Europe 3             1800
                  4             2400
                  5             1500
-------------------- -------- -------- --------- -------- ----------
                  1             1500
             Asia 2             1500
          Pacific 3
                  4             1700
                  5             1700
-------------------- -------- -------- --------- -------- ----------
                  1             2200
          MidEast 2             3200
           Africa 3             2700
             Asia 4
                  5
-------------------- -------- -------- --------- -------- ----------
                  1
           L Amer 2              700
                & 3
           Caribb 4
                  5
-------------------- -------- -------- --------- -------- ----------

** Installation,  Access Line ChargeS (ALC) also apply.  Prices include Port and
   Traffic.

Matrix represents traffic between countries.


--------------------------------------------------------------------------------
Bridge                                B-25                               6/26/96

                                Custom Link Series - All-to-One Spoke Pricing

                                              Line Speed 14.4 Kbps

                          PLEASE SEE COUNTRY PRICING MATRIX FOR CURRENT COUNTRY ZONES.

-------------------------------------------------------------------------------------------------------------------

                                      Monthly Charge = ALC + Flat Rate Usage

-------------------------------------------------------------------------------------------------------------------

                              14.4 Kbps Spoke Pricing for Spokes in all locations**

-------------------- ----------------------------------------------- ----------------------------------------------
Region/                              North America                                      Europe
Zone                    1        2        3         4         5        1        2         3        4         5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1              900     1150                          1200    1400      1600     2300      1400
            North 2     900      900     1300                          1500    1600      1800     2400      1600
            Amer. 3    1150     1300      900                          1600    1700      1900     2700      1700
                  4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1200     1500     1600                           900    1050      1250     1700      1050
                  2    1400     1600     1700                          1050    1050      1250     1700      1050
           Europe 3    1600     1800     1900                          1250    1250      1250     1700      1250
                  4    2300     2400     2700                          1700    1700      1700     1700      1700
                  5    1400     1600     1700                          1050    1050      1250     1700      1050
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1500     1700     1900                          1600    1600      1900     2800      1600
             Asia 2    1700     1900     2100                          1800    1800      2100     2800      1800
          Pacific 3
                  4    2000     2200     2400                          2100    2100      2400     2800      2100
                  5    1500     1700     1800                          2100    2100      2400     2500      2100
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1900     2100     2300                          2200    2200      2400     2600      2200
          MidEast 2
           Africa 3    2600     2700     2800                          2700    2800      2900     3700      2800
             Asia 4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1
           L Amer 2    1500     1600     1700                          1600    1700      2000     2600      1700
                & 3
           Caribb 4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------


--------------------------------------------------------------------------------
Bridge                                B-26                               6/26/96

-------------------- ----------------------------------------------- ----------------------------------------------
Region/                               Asia/Pacific                               Mid East/Africa/Asia
Zone                    1        2        3         4         5        1        2         3        4         5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1550     1700               2000     1500       1900              2600
            North 2    1700     1900               2200     1700       2100              2700
            Amer. 3    1900     2100               2400     1800       2300              2800
                  4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1600     1800               2100     2100       2200              2700
                  2    1600     1800               2100     2100       2200              2800
           Europe 3    1900     2100               2400     2400       2400              2900
                  4    2800     2800               2800     2500       2600              3700
                  5    1600     1800               2100     2100       2200              2800
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1     900     1900               2100     2100       2100              2700
             Asia 2    1900     1100               2200     2200       2200              2800
          Pacific 3
                  4    2100     2200               2400     2400       2600              2800
                  5    2100     2200               2400                2600              2800
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    2100     2200               2600     2600        900              2100
          MidEast 2
           Africa 3    2700     2800               2800     2800       2100               900
             Asia 4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1
           L Amer 2    1700     1700               1900     1900       2400              2900
                & 3
           Caribb 4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------


--------------------------------------------------------------------------------
Bridge                                B-27                               6/26/96

-------------------- -----------------------------------------------
Region/                             L Amer & Caribb
Zone                    1        2        3         4         5
-------------------- -------- -------- --------- -------- ----------
                  1             1500
            North 2             1600
            Amer. 3             1700
                  4
                  5
-------------------- -------- -------- --------- -------- ----------
                  1             1600
                  2             1700
           Europe 3             2000
                  4             2600
                  5             1700
-------------------- -------- -------- --------- -------- ----------
                  1             1700
             Asia 2             1700
          Pacific 3
                  4             1900
                  5             1900
-------------------- -------- -------- --------- -------- ----------
                  1             2400
          MidEast 2
           Africa 3             2900
             Asia 4
                  5
-------------------- -------- -------- --------- -------- ----------
                  1
           L Amer 2              900
                & 3
           Caribb 4
                  5
-------------------- -------- -------- --------- -------- ----------

!!!! INTRA COUNTRY SPOKE RATES ARE * !!!!

** Installation, ALC charges also apply.  Prices include port and traffic.


--------------------------------------------------------------------------------
Bridge                                B-28                               6/26/96

                                    Custom Link All-to-One Spoke Pricing

                                            Line Speed 19.2 Kbps

                        PLEASE SEE COUNTRY PRICING MATRIX FOR CURRENT COUNTRY ZONES.

--------------------------------------------------------------------------------------------------------

                                Monthly Charge = ALC + Flat Rate Usage Charge

--------------------------------------------------------------------------------------------------------

                         19.2 Kbps Spoke Pricing for Spokes in all destinations**

-------------------- ------------------------------------ ----------------------------------------------
Region/                         North America                                Europe
Zone                    1        2        3         4        1        2        3         4        5
-------------------- -------- -------- --------- -------- -------- -------- --------- -------- ---------
                  1             1100     1350       700     1400     1600     1800      2500     1600
            North 2    1100     1100     1500       800     1700     1800     2000      2600     1800
            Amer. 3    1350     1500     1100               1800     1900     2100      2900     1900
                  4     700      800                700     1400     1600     1800      2500     1600
-------------------- -------- -------- --------- -------- -------- -------- --------- -------- ---------
                  1    1400     1700     1800      1400     1100     1250     1450      1900     1250
                  2    1600     1800     1900      1600     1250     1250     1450      1900     1250
           Europe 3    1800     2000     2100      1800     1450     1450     1450      1900     1450
                  4    2500     2600     2900      2500     1900     1900     1900      1900     1900
                  5    1600     1800     1900      1600     1250     1250     1450      1900     1250
-------------------- -------- -------- --------- -------- -------- -------- --------- -------- ---------
                  1    1700     1900     2100      1700     1800     1800     2100      3000     1800
             Asia 2    1900     2100     2300      1900     2000     2000     2300      3000     2000
          Pacific 3
                  4    2200     2400     2600      2200     2300     2300     2600      3000     2300
                  5    1700     1900     2000      1700     2300     2300     2600      2700     2300
-------------------- -------- -------- --------- -------- -------- -------- --------- -------- ---------
                  1    2100     2300     2500      2100     2400     2400     2600      2800     2400
          MidEast 2
           Africa 3    2800     2900     3000      2800     2900     3000     3100      3900     3000
          Central 4
             Asia 5
-------------------- -------- -------- --------- -------- -------- -------- --------- -------- ---------
                  1
           L Amer 2
                & 3
           Caribb 4
                  5
-------------------- -------- -------- --------- -------- -------- -------- --------- -------- ---------


--------------------------------------------------------------------------------
Bridge                                B-29                               6/26/96

-------------------- ----------------------------------------------- ----------------------------------------------
Region/                               Asia/Pacific                             Mid East/Africa/Cent Asia
Zone                    1        2        3         4         5        1        2         3        4         5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1700     1900               2200     1700       2100              2800
            North 2    1900     2100               2400     1900       2300              2900
            Amer. 3    2100     2300               2600     2000       2500              3000
                  4    1700     1900               2200     1700       2100              2800
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1800     2000               2300     2300       2400              2900
                  2    1800     2000               2300     2300       2400              3000
           Europe 3    2100     2300               2600     2600       2600              3100
                  4    3000     3000               3000     2700       2800              3900
                  5    1800     2000               2300     2300       2400              3000
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1100     2100               2300     2300       2300              2900
             Asia 2    2100     1300               2400     2400       2400              3000
          Pacific 3
                  4    2300     2400               2600     2600       2800              3000
                  5    2300     2400               2600                2800              3000
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    2300     2400               2800     2800       1100              2300
          MidEast 2
           Africa 3    2900     3000               3000     3000       2300              1100
             Asia 4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1
           L Amer 2
                & 3
           Caribb 4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------

!!!! INTRA COUNTRY SPOKE RATES ARE * except Canada is *!!!!
** Installation, ALC charges also apply. Prices include port and traffic. See Domestic Rate Schedule for all Intra-Country prices.


--------------------------------------------------------------------------------
Bridge                                B-30                               6/26/96

                                    Custom Link All-to-One Spoke Pricing

                                             Line Speed 64 Kbps

                         PLEASE SEE COUNTRY PRICING MATRIX FOR CURRENT COUNTRY ZONES.

--------------------------------------------------------------------------------------------------------

                                Monthly Charge = ALC + Flat Rate Usage Charge

--------------------------------------------------------------------------------------------------------

                        64 Kbps Spoke Pricing for Spokes between all destinations**

-------------------- ------------------------------------ ----------------------------------------------
Region/                         North America                                Europe
Zone                    1        2        3         4        1        2        3         4        5
-------------------- -------- -------- --------- -------- -------- -------- --------- -------- ---------
                  1             1500     1750       900     1800     2000     2200      2900     2000
            North 2    1500     1500     1900      1000     2100     2200     2400      3000     2200
            Amer. 3    1750     1900     1500               2200     2300     2500      3300     2300
                  4     900     1000                900     1800     2000     2200      2900     2000
-------------------- -------- -------- --------- -------- -------- -------- --------- -------- ---------
                  1    1800     2100     2200      1800     1500     1500     1850      2300     1500
                  2    2000     2200     2300      2000     1500     1500     1850      2300     1500
           Europe 3    2200     2400     2500      2200     1850     1850     1850      2300     1850
                  4    2900     3000     3300      2900     2300     2300     2300      2300     2300
                  5    2000     2200     2300      2000     1500     1500     1850      2300     1500
-------------------- -------- -------- --------- -------- -------- -------- --------- -------- ---------
                  1    2100     2300     2500      2100     2200     2200     2500      3400     2200
             Asia 2    2300     2500     2700      2300     2400     2400     2700      3400     2200
          Pacific 3
                  4    2600     2800     3000      2600     2700     2700     3000      3400     2700
                  5    2100     2300     2400      2100     2700     2700     3000      3100     2700
-------------------- -------- -------- --------- -------- -------- -------- --------- -------- ---------
                  1    2500     2700     2900      2500     2800     2800     3000      3200     2800
          MidEast 2
           Africa 3
          Central 4
             Asia 5
-------------------- -------- -------- --------- -------- -------- -------- --------- -------- ---------
                  1
           L Amer 2
                & 3
           Caribb 4
                  5
-------------------- -------- -------- --------- -------- -------- -------- --------- -------- ---------


--------------------------------------------------------------------------------
Bridge                                B-31                               6/26/96

-------------------- ----------------------------------------------- ----------------------------------------------
Region/                               Asia/Pacific                             Mid East/Africa/Cent Asia
Zone                    1        2        3         4         5        1        2         3        4         5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    2100     2300               2600     2100       2500
            North 2    2300     2500               2800     2300       2700
            Amer. 3    2500     2700               3000     2400       2900
                  4    2100     2300               2600     2100       2500
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    2200     2400               2700     2700       2800
                  2    2200     2400               2700     2700       2800
           Europe 3    2500     2700               3000     3000       3000
                  4    3400     3400               3400     3100       3200
                  5    2200     2400               2700     2700       2800
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    1500     2500               2700     2700       2700
             Asia 2    2500     1700               2800     2800       2800
          Pacific 3
                  4    2700     2800               3000     3000       3200
                  5    2700     2800               3000                3200
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1    2700     2800               3200     3200
          MidEast 2
           Africa 3
          Central 4
             Asia 5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------
                  1
           L Amer 2
                & 3
           Caribb 4
                  5
-------------------- -------- -------- --------- -------- ---------- ------- --------- -------- --------- ---------

!!!! INTRA COUNTRY SPOKE RATES ARE * except Canada is * !!!!
** Installation, ALC charges also apply. Prices include port and traffic. See Domestic Rate Schedule for all Intra-Country prices.


--------------------------------------------------------------------------------
Bridge                                B-32                               6/26/96

                                                                                          Monthly Charges
One Time Total Charges
                                                            Charges
                                                                                                 SprintNet
Service                                 Installation
-------------------- ------------------ ------------- --------------------- --------------------- -----------------------
                                                                                                  X.25 SERVICE
                                                                                                  -----------------------
                        Origination                       Destination       Access TP Port        Access
City                 Country            Dist co       City      Country     Speed     Protocol    Line        Traffic

-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Sidney               Australia          AAPR          St.       United      300       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Sidney               Australia          AAPR          St.       United      300       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Sidney               Australia          AFR           St.       United      1200      Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Sidney               Australia          AFR           St.       United      1200      Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Sidney               Australia          SFE           St.       United      2400      Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Sidney               Australia          SFE           St.       United      2400      Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Austria            VSE           St.       United      9.6       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Austria            VSE           St.       United      9.6       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Brussels             Belgium            BSE           St.       United      9.6       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Brussels             Belgium            BSE           St.       United      9.6       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     BARC          St.       United      300       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     BARC          St.       United      300       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     CAPE          St.       United      9.6       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     CAPE          St.       United      9.6       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     EXTEL         St.       United      9.6       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     EXTEL         St.       United      9.6       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     FINSTA        St.       United      9.6       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     GWM           St.       United      9.6       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     GWM           St.       United      9.6       Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     IPE           St.       United      2.4.      Async       *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------


One Time Total Charges


Service
-------------------- ------------------  --------------------- ------------ -------------- --------------
                                         X.75 SERVICE
                                         -------- ------------
                        Origination      Per      Per          Access       Monthly        Non
City                 Country             Hour     Kilosg-      Line         Recurring      Recurring
                                                  ment
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Sidney               Australia              -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Sidney               Australia              -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Sidney               Australia              -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Sidney               Australia              -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Sidney               Australia              -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Sidney               Australia              -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Austria                -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Austria                -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Brussels             Belgium                -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Brussels             Belgium                -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -       *            *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------

                                                                                          Monthly Charges
One Time Total Charges
                                                            Charges
                                                                                                 SprintNet
Service                                 Installation
-------------------- ------------------ ------------- --------------------- --------------------- -----------------------
                                                                                                  X.25 SERVICE
                                                                                                  -----------------------
                        Origination                       Destination       Access TP Port        Access
City                 Country            Dist co       City      Country     Speed     Protocol    Line        Traffic
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     LIFFE1        St.       United      19.2      Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     LIFFE2        St.       United      19.2      Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     LME           St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     LME           St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     NWB1          St.       United      300       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     NWB1          St.       United      300       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     OM            St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     SMNCLN        St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     SMNCLN        St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     VWB           St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Paris                France             MATIF         St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Paris                France             MATIF         St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     England            SBID          St.       United      64        Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Hong Kong            Hong Kong          HKFE          St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Hong Kong            Hong Kong          HKFE          St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Hong Kong            Hong Kong          HKSB          St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Hong Kong            Hong Kong          HKSE          St.       United      19.2      Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Hong Kong            Hong Kong          HKSE          St.       United      19.2      Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Indonesia          JSEX          St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Italy              MILAN         St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Italy              MILAN         St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Tokyo                Japan              JASDAQ        St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Tokyo                Japan              JASDAQ        St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------

* CONFIDENTIAL TREATMENT REQUESTED

One Time Total Charges
Service
-------------------- ------------------  --------------------- ------------ -------------- --------------
                                         X.75 SERVICE
                                         -------- ------------
                        Origination      Per      Per          Access       Monthly        Non
City                 Country             Hour     Kilosg-      Line         Recurring      Recurring
                                                  ment
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Paris                France                 -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Paris                France                 -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     England                -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Hong Kong            Hong Kong              -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Hong Kong            Hong Kong              -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Hong Kong            Hong Kong              -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Hong Kong            Hong Kong              -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Hong Kong            Hong Kong              -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Indonesia              -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Italy                  -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Italy                  -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Tokyo                Japan                  -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Tokyo                Japan                  -          -         *            *            *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------

* CONFIDENTIAL TREATMENT REQUESTED

                                                                                          Monthly Charges
One Time Total Charges
                                                            Charges
                                                                                                 SprintNet
Service                                 Installation
-------------------- ------------------ ------------- --------------------- --------------------- -----------------------
                                                                                                  X.25 SERVICE
                                                                                                  -----------------------
                        Origination                       Destination       Access TP Port        Access
City                 Country            Dist co       City      Country     Speed     Protocol    Line        Traffic

-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Tokyo                Japan              JBT           St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Tokyo                Japan              JBT           St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Tokyo                Japan              JBW           St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Tokyo                Japan              NEN           St.       United      2.4       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Tokyo                Japan              TCE           St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Tokyo                Japan              TCE           St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Tokyo                Japan              TIFFE         St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Tokyo                Japan              TIFFE         St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Lisbon               Portugal           LISBON        St.       United      10.6      Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Malaysia           BRNMA         St.       United      1.2       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Malaysia           BRNMA         St.       United      1.2       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Malaysia           KLSE          St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Malaysia           KLSE          St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Mexico             BANAMEX       St.       United      2.4       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Mexico             BLFIN         St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Amsterdam            Netherlands        AMSE          St.       United      19.2      Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Amsterdam            Netherlands        AMSE          St.       United      19.2      Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Amsterdam            Netherlands        EOE           St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Amsterdam            Netherlands        EOE           St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     New Zealand        NZSE          St.       United      2.4       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Singapore            Singapore          SESX          St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Singapore            Singapore          SESX          St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Singapore            Singapore          SIMEX         St.       United      9.6       Async         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------



One Time Total Charges


Service
-------------------- ------------------  --------------------- ------------ -------------- --------------
                                         X.75 SERVICE
                                         -------- ------------
                        Origination      Per      Per          Access       Monthly        Non
City                 Country             Hour     Kilosg-      Line         Recurring      Recurring
                                                  ment
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Tokyo                Japan                  -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Tokyo                Japan                  -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Tokyo                Japan                  -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Tokyo                Japan                  -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Tokyo                Japan                  -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Tokyo                Japan                  -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Tokyo                Japan                  -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Tokyo                Japan                  -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Lisbon               Portugal               -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Malaysia               -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Malaysia               -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Malaysia               -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Malaysia               -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Mexico                 -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Mexico                 -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Amsterdam            Netherlands            -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Amsterdam            Netherlands            -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Amsterdam            Netherlands            -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Amsterdam            Netherlands            -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     New Zealand            -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Singapore            Singapore              -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Singapore            Singapore              -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Singapore            Singapore              -          -            *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------

* CONFIDENTIAL TREATMENT REQUESTED

                                                                                          Monthly Charges
One Time Total Charges
                                                            Charges
                                                                                                 SprintNet
Service                                 Installation
-------------------- ------------------ ------------- --------------------- --------------------- -----------------------
                                                                                                  X.25 SERVICE
                                                                                                  -----------------------
                        Origination                       Destination       Access TP Port        Access
City                 Country            Dist co       City      Country     Speed     Protocol    Line        Traffic

-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Singapore            Singapore          SIMEX         St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Singapore            Singapore          SPHLSG        St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Johannesburg         South Africa       _SE           St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Madrid               Spain              MSE           St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Madrid               Spain              MSE           St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Stockholm            Sweden             NORDQT        St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Stockholm            Sweden             NORDQT        St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Stockholm            Sweden             NORDQT        St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Bangkok              Thailand                         St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Canada             ZZBRHQ        St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Canada             ZZBRHQ        St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Canada             ZZMOSL        St.       United      19.2      Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Canada             ZZBRHQ        St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Canada             ZZBRHQ        St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Canada             ZZMOSL        St.       United      19.2      Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Canada             ZZBRHQ        St.       United      1.2       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Canada             ZZNYNY        St.       United      1.2       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Ireland                          St.       United      9.6       Async          *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     United Kingdom     TELEK         St.       United      9.6       Bisync         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     United Kingdom     TELEK         St.       United      9.6       Bisync         *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Japan              TKSEX         St.       United      64        Bisync/EB      *            *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Tokyo                Japan              TKSEX         St.       United      64        Bisync/EB      *            *
                                                      Louis     States                CDIC
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------




One Time Total Charges


Service
-------------------- ------------------  --------------------- ------------ -------------- --------------
                                         X.75 SERVICE
                                         -------- ------------
                        Origination      Per      Per          Access       Monthly        Non
City                 Country             Hour     Kilosg-      Line         Recurring      Recurring
                                                  ment
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Singapore            Singapore              -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Singapore            Singapore              -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Johannesburg         South Africa           *          *            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Madrid               Spain                  -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Madrid               Spain                  -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Stockholm            Sweden                 -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Stockholm            Sweden                 -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Stockholm            Sweden                 -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Bangkok              Thailand               *          *            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Canada                 -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Canada                 -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Canada                 -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Canada                 -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Canada                 -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Canada                 -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Canada                 -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Canada                 -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Ireland                -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     United Kingdom         -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     United Kingdom         -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Japan                  -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Tokyo                Japan                  -          -            *            *               *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------

* CONFIDENTIAL TREATMENT REQUESTED

                                                                                          Monthly Charges
One Time Total Charges
                                                            Charges
                                                                                                 SprintNet
Service                                 Installation
-------------------- ------------------ ------------- --------------------- --------------------- -----------------------
                                                                                                  X.25 SERVICE
                                                                                                  -----------------------
                        Origination                       Destination       Access TP Port        Access
City                 Country            Dist co       City      Country     Speed     Protocol    Line        Traffic

-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Taipei               Taiwan             TWSE          St.       United      2.4       Async-            *           *
                                                      Louis     States                Dial
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Sydney               Australia          ASX           St.       United      9.6       X.25              *           *
                                                      Louis     Stated
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Sydney               Australia          ASX           St.       United      9.6       X.25              *           *
                                                      Louis     Stated
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     AO            St.       United      64        X.25              *           *
                                                      Louis     Stated
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     BO            St.       United      64        X.25              *           *
                                                      Louis     Stated
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     A1            St.       United      64        X.25              *           *
                                                      Louis     Stated
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
London               United Kingdom     B1            St.       United      64        X.25              *           *
                                                      Louis     Stated
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Frankfurt            Germany            DTBF          St.       United      64        X.25              *           *
                                                      Louis     Stated
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Frankfurt            Germany            DTBF          St.       United      64        X.25              *           *
                                                      Louis     Stated
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Frankfurt            Germany            TPF           St.       United      19.2      X.25              *           *
                                                      Louis     Stated
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Frankfurt            Germany            TPF           St.       United      19.2      X.25              *           *
                                                      Louis     Stated
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Mexico             BOLSA         St.       United      9.6       X.25              *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Switzerland        ATB           St.       United      64        X.25              *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
                     Switzerland        ATB           St.       United      64        X.25              *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------
Paulo                Brazil                           St.       United      9.6       X.75              *           *
                                                      Louis     States
-------------------- ------------------ ------------- --------- ----------- --------- ----------- ----------- -----------

-------------------- ------------------ ------------- --------- --------------------------------- ----------- -----------
                                                                TOTALS                                  *           *
-------------------- ------------------ ------------- --------- --------------------------------- ----------- -----------
* CONFIDENTIAL TREATMENT REQUESTED


One Time Total Charges


Service
-------------------- ------------------  --------------------- ------------ -------------- --------------
                                         X.75 SERVICE
                                         -------- ------------
                        Origination      Per      Per          Access       Monthly        Non
City                 Country             Hour     Kilosg-      Line         Recurring      Recurring
                                                  ment
-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Taipei               Taiwan                 -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Sydney               Australia              -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Sydney               Australia              -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
London               United Kingdom         -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Frankfurt            Germany                -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Frankfurt            Germany                -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Frankfurt            Germany                -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Frankfurt            Germany                -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Mexico                 -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Switzerland            -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                     Switzerland            -          -             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
Paulo                Brazil                 *          *             *             *              *

-------------------- ------------------  -------- ------------ ------------ -------------- --------------

-------------------- ------------------  -------- ------------ ------------ -------------- --------------
                                            *          *             *             *              *
-------------------- ------------------  -------- ------------ ------------ -------------- --------------

RATES:                              Async =        83
                                    X.25 =         14
                                    Bisync =        4
Pricing provided is in US dollars

Access Line Installation charges include access line installation and port installation
Access line charges are budgetary
Value added tax (VAT) is not included in pricing
Service is subject to availability at time of order
* Service charges noted but not included in totals

* CONFIDENTIAL TREATMENT REQUESTED

                                      B-37